                                                                    Exhibit 10.3


                 THIRD AMENDMENT TO AND LIMITED WAIVER OF THE
                 --------------------------------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     THIS THIRD AMENDMENT TO AND LIMITED WAIVER OF THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated effective as of July 14, 2000, is
                        ---------
among RENAISSANCE WORLDWIDE, INC. ("Borrower"), a Massachusetts corporation,
                                    --------
each of the banks or other lending institutions which is a party hereto (individually, each a "Lender", and collectively the "Lenders") and BANK OF
                       ------                         -------
AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").
 --------------------

                                   RECITALS:

     Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, restated, or modified from time to time, the "Credit Agreement").
                                                       ----------------
Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement and the Lenders have agreed to a limited waiver of the Credit Agreement as set forth herein.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used in this Amendment, to the
                  -----------
extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.


                                   ARTICLE 2

                                Third Amendment
                                ---------------

     Section 2.1  Amendment to Definition of Revolving Commitment.  The
                  -----------------------------------------------
definition of "Revolving Commitment" appearing in Section 1.1 of the Credit
                                                  -----------
Agreement is hereby amended and restated to read in its entirety as follows:

          "Revolving Commitment" means, as to each Lender, the obligation of
           --------------------
     such Lender to make advances of funds and purchase participation interests in (or with respect to the Fronting Bank as a Lender, hold other interests
     in) Letters of Credit in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1.1 (or if applicable, the most recent
                       ------------
     Assignment and Acceptance executed by it)
     under the heading "Revolving Commitment", as the same may be reduced or terminated pursuant to Section 2.6, Section 5.4, or Section 13.2. The
                            -----------  -----------     ------------
     aggregate amount of all the Revolving Commitment as of the effective date of the Third Amendment to and Limited Waiver of this Agreement equals Seventy Million Dollars ($70,000,000).

     Section 2.2  Amendment to Schedule 1.1.  Schedule 1.1 of the Credit
                  -------------------------   ------------
Agreement is hereby amended and restated to read in its entirety set forth on Exhibit "A" to this Amendment.
-----------

     Section 2.3  Amendment to Section 2.7(b).  The first clause of the third
                  ---------------------------
sentence of Section 2.7(b) is hereby amended and restated to read in its entirety as follows:

          "Each Letter of Credit issued on or after July 14, 2000, shall have an expiration date that does not extend beyond November 30, 2000,".

     Section 2.4  Amendment to Section 11.3.  Section 11.3 of the Credit
                  -------------------------   ------------
Agreement is hereby amended and restated by adding the word "and" after the semicolon at the end of clause (ii), deleting clause (iii) in its entirety and
                        -----------           ------------
changing the number of clause (iv) to "(iii)".
                       -----------

     Section 2.5  Amendment to Section 11.4.  Section 11.4 of the Credit
                  -------------------------   ------------
Agreement is hereby amended and restated by adding the word "and" after the semicolon at the end of clause (i), deleting the word "and" at the end of clause
                        ----------                                        ------
(ii) and replacing the semicolon at the end of clause (ii) with a period, and
----                                           -----------
deleting clause (iii) in its entirety.
         ------------

     Section 2.6  Amendment regarding Libor Accounts.  Notwithstanding anything
                  ----------------------------------
to the contrary contained in the Credit Agreement (including Section 2.1), as of
                                                             -----------
the date of this Amendment, the Borrower may not establish Libor Accounts, Continue Libor Accounts or Convert Accounts of any Type into Libor Accounts.

                                   ARTICLE 3

                                Limited Waiver
                                --------------

     Section 3.1  Waiver.  The Administrative Agent and the Required Lenders,
                  ------
subject to the terms and conditions set forth herein, hereby waive and consent, until July 31, 2000, to Borrower's failure to comply with subsection 12.3(ii) of
                                                          -------------------
the Credit Agreement, and hereby agree to forbear until July 31, 2000, from exercising its rights, remedies, powers and privileges arising by reason of Borrower's failure to comply with subsection 12.3(ii) of the Credit Agreement.
                                  -------------------
Notwithstanding anything to the contrary in the Credit Agreement, the Lenders hereby agree that failure to comply with subsection 12.3(ii) shall not be a
                                         -------------------
Default or Event of Default at any time prior to July 31, 2000.

     Section 3.2  Limitation of Waiver.  The waiver and forbearance granted in
                  --------------------
Section 3.1 of this Amendment shall be limited strictly as written and shall not
-----------
be deemed to constitute a
waiver of, or any consent to noncompliance with, any term or provision of any Loan Document (including strict compliance with subsection 12.3(ii) at all times
                                                -------------------
on or after July 31, 2000) except as expressly set forth herein. Further, the waiver and forbearance granted in Section 3.1 of this Amendment shall not
                                  -----------
constitute a waiver of any other Default arising as a result of the violation of any other term or provision of any Loan Document, or a waiver of any rights or remedies arising as a result of any such other Defaults.

                                   ARTICLE 4

                             Conditions Precedent
                             --------------------

     Section 4.1  Conditions.  The effectiveness of this Amendment is subject to
                  ----------
the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (b)     After giving effect to Article 3 hereof, no Default or Event
                                         ---------
     of Default shall have occurred and be continuing;

          (c) Borrower shall have delivered to the Administrative Agent an executed original copy of this Amendment;

          (d) Borrower shall have paid to the Administrative Agent and each Lender all fees, costs and expenses owed to and/or incurred by each of the Administrative Agent and each such Lender arising in connection with this Amendment, including, without limitation, the reasonable fees, costs and expenses of the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Administrative Agent, (ii) the Required Lenders and (iii) the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE 5

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 5.1  Ratifications.  The terms and provisions set forth in this
                  -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 5.2  Representations and Warranties.  Borrower hereby represents
                  ------------------------------
and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

                                   ARTICLE 6

                                 Miscellaneous
                                 -------------

     Section 6.1  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     Section 6.2  Reference to Credit Agreement.  Each of the Loan Documents,
                  -----------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 6.3  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.4  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 6.5  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

     Section 6.6  Counterparts.  This Amendment may be executed in one or more
                  ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 6.7  Effect of Amendment.  No consent or waiver, express or
                  -------------------
implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 6.8  Headings.  The headings, captions, and arrangements used in
                  --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.9  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                  ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                 [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                              BORROWER:
                              --------

                              RENAISSANCE WORLDWIDE, INC.


                              By:  /s/ Joseph F. Pesce
                                 ---------------------------------------
                              Name:    Joseph F. Pesce
                                   -------------------------------------
                              Title:   EVP of Finance, CFO and Treasurer
                                    ------------------------------------


                              LENDERS:
                              -------

                              BANK OF AMERICA, N.A.,
                              as the Administrative Agent and as a Lender

                              By:       /s/ Fred L. Thorne
                                 ---------------------------------------
                              Name:         Fred L. Thorne
                                   -------------------------------------
                              Title:        Managing Director
                                    ------------------------------------

                              GMAC COMMERCIAL CREDIT LLC (formerly BNY Factoring
                              LLC),
                              as the Syndication Agent and as a Lender

                              By:       /s/ Frank Imperato
                                 ---------------------------------------
                              Name:         Frank Imperato
                                   -------------------------------------
                              Title:        Senior Vice President
                                    ------------------------------------

                              CITIZENS BANK OF MASSACHUSETTS

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                              THE CIT GROUP / BUSINESS CREDIT, INC.

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                                     DEBIS FINANCIAL SERVICES, INC.

                                     By:       /s/ James M. Vandervalk
                                        ---------------------------------------
                                     Name:         James M. Vandervalk
                                          -------------------------------------
                                     Title:        President, ABL Division
                                           ------------------------------------

                                     FINOVA CAPITAL CORPORATION

                                     By:       /s/ Bruce Mettel
                                        ---------------------------------------
                                     Name:         Bruce Mettel
                                          -------------------------------------
                                     Title:        Vice President
                                           ------------------------------------

                                     NATIONAL BANK OF CANADA

By:   /s/ Leonard J. Pellecchia      By:       /s/ A. Keith Broyles
   ------------------------------       ---------------------------------------
Name:     Leonard J. Pellecchia      Name:         Keith Broyles
     ----------------------------         -------------------------------------
Title:    Vice President             Title:        Vice President & Manager
      ---------------------------          ------------------------------------

                                     PNC BUSINESS CREDIT

                                     By:       /s/ John W. Speiser
                                        ---------------------------------------
                                     Name:         John W. Speiser
                                          -------------------------------------
                                     Title:        Vice President
                                           ------------------------------------

                                     WEBSTER BANK

                                     By:       /s/ William H. Creaser
                                        ---------------------------------------
                                     Name:         William H. Creaser
                                          -------------------------------------
                                     Title:        Vice President
                                           ------------------------------------

          REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT
          -----------------------------------------------------------

     Each of the undersigned hereby (i) consents to the execution and delivery of the Third Amendment to and Limited Amendment of the Amended and Restated Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (ii) agrees that
                            ---------
the Amendment shall not limit or diminish the obligations of each of the undersigned under that certain Subsidiary Guaranty dated as of July 15, 1999 (as amended, the "Guaranty"), or under that certain Pledge and Security Agreement
              --------
dated as of July 15, 1999 (as amended, the "Pledge and Security Agreement"),
                                            -----------------------------
executed or joined in by each of the undersigned and delivered to the Administrative Agent, (iii) reaffirms its obligations under each of the Guaranty and the Pledge and Security Agreement, and (iv) agrees that each of the Guaranty and the Pledge and Security Agreement remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of   July 14  , 2000.
                      -----------


                              THE HUNTER GROUP, INC.
                              THE HUNTER GROUP INTERNATIONAL, INC.
                              THE MANAGEMENT DECISIONS GROUP, INC.
                              NEOGLYPHICS MEDIA CORPORATION
                              RENAISSANCE GOVERNMENT SOLUTIONS, INC.
                              RENAISSANCE WORLDWIDE INTERNATIONAL
                                   HOLDINGS, INC.
                              RENAISSANCE WORLDWIDE IT CONSULTING
                                   SERVICES, INC.
                              STERLING INFORMATION GROUP, INC.
                              TRI SECURITIES CORP.

                              By: /s/ Joseph F. Pesce
                                 -----------------------------------------------
                              Name:   Joseph F. Pesce
                                    --------------------------------------------
                              Title:  Vice President for each of the foregoing

                         ARI NATIONAL COMPANY

                         By:  /s/ Joseph F. Pesce
                            ----------------------------------------------------
                         Name:    Joseph F. Pesce
                              --------------------------------------------------
                         Title:   Sole Trustee

                         This Reaffirmation of Guaranty and Pledge and Security Agreement is executed on behalf of ARI National Company by its sole trustee as sole trustee and not individually, and the obligations of ARI National Company hereunder are not binding upon any of ARI National Company's sole trustee, officers or shareholders or any of them individually but are binding only upon the assets and property of ARI National Company. The Agreement and Declaration of Trust of ARI National Company is on file with the Secretary of the Commonwealth of Massachusetts.

                                  EXHIBIT "A"
                                  -----------

                                 Schedule 1.1

                                  Commitments
                                  -----------

-------------------------------------------------------------------------------------------------------
                           Lender                                        Revolving Commitment
                           ------                                        --------------------
-------------------------------------------------------------------------------------------------------
                      Bank of America, N.A.                                                 $10,266,667
-------------------------------------------------------------------------------------------------------
     GMAC Commercial Credit LLC (formerly BNY Factoring LLC)                                $10,266,667
-------------------------------------------------------------------------------------------------------
                    FINOVA Capital Corporation                                              $ 8,400,000
-------------------------------------------------------------------------------------------------------
                       PNC Business Credit                                                  $ 8,400,000
-------------------------------------------------------------------------------------------------------
                The CIT Group / Business Credit, Inc.                                       $ 8,400,000
-------------------------------------------------------------------------------------------------------
                     National Bank of Canada                                                $ 6,533,333
-------------------------------------------------------------------------------------------------------
                  Citizens Bank of Massachusetts                                            $ 6,533,333
-------------------------------------------------------------------------------------------------------
                  Debis Financial Services, Inc.                                            $ 6,533,333
-------------------------------------------------------------------------------------------------------
                         Webster Bank                                                       $ 4,666,667
-------------------------------------------------------------------------------------------------------